UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported): November 15, 2004

                          THE SPORTS CLUB COMPANY, INC.
           -----------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         Delaware                      1-13290                   95-4479735
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(State or other jurisdiction         (Commission               (IRS Employer
       of incorporation)             File Number)            Identification No.)


     11100 Santa Monica Boulevard, Suite 300, Los Angeles, California 90025
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(Address of principal executive offices)                              (Zip Code)


               Registrant's telephone number, including area code:
                                 (310) 479-5200


                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instructions A-2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13 e-4(c))


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Item 2.02         RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On November 15, 2004, The Sports Club Company, Inc. announced its results of operations for the quarter ended September 30, 2004. The public announcement was made by means of a press release, the text of which is being furnished to the U.S. Securities and Exchange Commission in Exhibit 99.1 hereto.

The information contained in this report and the exhibit hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

The information in this report and the exhibit hereto may contain "forward-looking statements" that are made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995 and otherwise may be protected. Such statements are made based on the current beliefs and expectations of the Company's management and are subject to significant risks and uncertainties that could cause actual results to differ materially. Please refer to the Company's annual report on Form 10-K/A filed on August 18, 2004 with the Securities and Exchange Commission for information concerning risks, uncertainties, and other factors that may affect future results.

Item 9.01         FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

99.1 Press Release dated November 15, 2004



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                                   Signatures

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:    November 16, 2004                       THE SPORTS CLUB COMPANY, INC.


                                             By:   /s/ Timothy M. O'Brien
                                                  -----------------------------
                                                       Timothy M. O'Brien
                                                       Chief Financial Officer

                                INDEX TO EXHIBITS

Exhibit No. Description

99.1 Press Release dated November 15, 2004.




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                                                                   EXHIBIT 99.1

                     THE SPORTS CLUB COMPANY, INC. ANNOUNCES
          OPERATING RESULTS FOR THE THIRD QUARTER AND NINE MONTHS ENDED
                               SEPTEMBER 30, 2004



LOS ANGELES, CA (November 15, 2004) - The Sports Club Company, Inc. (AMEX:SCY) today announced financial results for the third quarter and nine months ended September 30, 2004.

Revenues for the quarter ended September 30, 2004 were $36,389,000 compared to $32,055,000 for the quarter ended September 30, 2003, an increase of $4,334,000 or 13.5%. EBITDA(1) for the quarter ended September 30, 2004 increased to $1,755,000, compared to $1,283,000 for the quarter ended September 30, 2003, an increase of $472,000 or 36.8%. The net loss attributable to common shareholders for the quarter ended September 30, 2004 was $5,657,000 or $0.30 per basic and diluted share, compared to a net loss attributable to common shareholders for the quarter ended September 30, 2003 of $5,618,000 or $0.31 per basic and diluted share. The weighted average number of basic and diluted shares outstanding for the quarter ended September 30, 2004 was 18,784,000 shares compared to 18,370,000 shares for the quarter ended September 30, 2003.

Revenues for the nine months ended September 30, 2004 increased 14.3% to $111,299,000, compared to $97,343,000 for the nine months ended September 30, 2003, an increase of $13,956,000. EBITDA(1) for the first nine months of 2004 decreased 2.9% to $5,573,000, compared to $5,738,000 for the first nine months of 2003, a decrease of $165,000. The decrease in EBITDA was the result of $1.5 million of costs related to various capital raising transactions, recording of a $604,000 minority interest in the profits of Reebok Sports Club/NY and the recording of a $527,000 loss on the sale of three SportsMed physical therapy facilities. The net loss attributable to common shareholders for the nine months ended September 30, 2004 was $16,754,000 or $0.90 per basic and diluted share, compared to a net loss attributable to common shareholders for the nine months ended September 30, 2003 of $14,683,000 or $0.80 per basic and diluted share. The weighted average number of basic and diluted shares outstanding for the nine months ended September 30, 2004 was 18,682,000 shares compared to 18,286,000 shares for the nine months ended September 30, 2003.

This press release contains forward-looking statements under the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Such statements include the words "will," "expects," "anticipates," "believes," "estimates," "intends," "plans" and similar expressions. Such forward-looking statements involve numerous known and unknown risks, uncertainties and other factors that could cause actual results to be materially different from those currently anticipated. Such factors are outlined in the Company's Annual Report on Form 10-K/A filed with the Securities and Exchange Commission.

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The Sports Club Company, based in Los Angeles, California operates and owns luxury sports and fitness complexes nationwide under the brand name The Sports Club/LA.

-----------------

(1) EBITDA is calculated by adding the income tax provision, net interest expense and depreciation/amortization to net loss. We have included EBITDA data because management believes that this measure is useful to an investor in evaluating our ability to service debt and to assess our earnings ability. However, these items should not be considered in isolation or as substitutes for net income, cash flows from (used in) operating activities or other statement of operations or cash flows data prepared in accordance with generally accepted accounting principles. A reconciliation of cash flows from (used in) operating activities to net loss and EBITDA is provided in the tables accompanying this press release.

                               -Tables to Follow-





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                          THE SPORTS CLUB COMPANY, INC.
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                    December 31, 2003 and September 30, 2004
                             (Amounts in thousands)
                                   (Unaudited)

                                                                                   December 31,         September 30,
                                    ASSETS                                             2003                 2004
                                                                                       ----                 ----
Current assets:
  Cash and cash equivalents...............................................    $         1,932       $       2,385
  Accounts receivable, net of allowance for doubtful accounts.............              3,923               3,372
  Other current assets....................................................              2,783               4,491
                                                                                -------------       -------------
     Total current assets.................................................              8,638              10,248

Property and equipment, net ...............................................           155,173             149,481
Restricted cash............................................................             4,432               3,391
Goodwill...................................................................             7,660               7,315
Other assets...............................................................             8,056               3,058
                                                                                -------------      --------------
                                                                                $     183,959      $      173,493
                                                                                =============      ==============


                 LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)
Current liabilities:
  Current installments of notes payable and equipment
     financing loans......................................................    $         2,099       $         779
  Accounts payable and accrued liabilities................................             16,177              13,226
  Deferred revenues.......................................................             18,292              18,081
                                                                                -------------       -------------
     Total current liabilities............................................             36,568              32,086

Notes payable and equipment financing loans, less current
     Installments.........................................................            119,731             119,382
Other long-term liabilities................................................            10,445              11,398
Redeemable preferred stock - Series E......................................                --               2,010
                                                                                -------------       -------------
     Total liabilities....................................................            166,744             164,876

Commitments and contingencies

Redeemable preferred stock - Series B......................................            11,761              12,537

Shareholders' equity (deficit):
  Common stock............................................................                211                 211
  Preferred stock - Series C and D........................................              5,590              12,323
  Additional paid-in capital..............................................            100,348              98,901
  Accumulated deficit.....................................................            (86,217)           (101,587)
  Less: treasury stock, at cost...........................................            (14,478)            (13,768)
                                                                                -------------       -------------
     Net shareholders' equity (deficit)...................................              5,454              (3,920)
                                                                                -------------       --------------
                                                                                $     183,959      $      173,493
                                                                                =============      ==============

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                          THE SPORTS CLUB COMPANY, INC.
                 CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                  (Amounts in thousands, except per share data)
                                   (Unaudited)

                                                       Three-months ended                 Nine-months ended
                                                          September 30,                      September 30,
                                                          -------------                      -------------
                                                       2003              2004             2003              2004
                                                       ----              ----             ----              ----
Revenues:
    Membership revenues....................   $        31,728    $      35,122     $      96,311    $     107,529
    Reimbursed costs.......................               327            1,267             1,032            3,770
                                              ----------------    -------------     -------------    -------------
       Total revenue.......................            32,055           36,389            97,343          111,299

Operating expenses:
    Direct.................................            26,491           29,504            79,198           89,376
    General and administrative.............             1,949            1,898             5,919            6,150
    Selling................................             1,066            1,238             3,666            4,037
    Reimbursed costs.......................               327            1,267             1,032            3,770
    Depreciation and amortization..........             2,992            3,200             8,920            9,539
    Pre-opening expenses...................               902               --             1,677               46
    Non-recurring items....................                --               --                --            1,104
                                              ----------------    -------------     ------------- ----------------
       Total operating expenses............            33,727           37,107           100,412          114,022
                                              ----------------    -------------     -------------    -------------
          Loss from operations.............            (1,672)            (718)           (3,069)          (2,723)

Other income (expense):
    Net interest expense...................            (3,502)          (3,656)          (10,037)         (11,017)
    Minority interests.....................               (37)            (200)             (113)            (716)
    Loss on sale of subsidiary assets......                --             (527)              --              (527)
                                              ----------------    -------------      ------------    -------------

      Loss before income taxes.............            (5,211)          (5,101)          (13,219)         (14,983)

Income tax provision.......................                56               48               415              387
                                              ----------------    -------------     -------------    -------------

      Net loss.............................            (5,267)          (5,149)          (13,634)         (15,370)

Dividends on preferred stock...............               351              508             1,049            1,384
                                              ----------------    -------------     -------------    -------------

       Net loss attributable to common
       shareholders........................   $        (5,618)  $       (5,657)   $      (14,683)  $      (16,754)
                                              ================  ===============   ===============  ===============

Net loss per share:
   Basic and diluted.......................   $         (0.31)   $       (0.30)   $        (0.80)  $        (0.90)
                                              ================   ==============   ==============  ===============

Weighted average shares outstanding:
   Basic and diluted.......................            18,370           18,784            18,286           18,682
                                              ================   ==============   ===============    =============




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                          THE SPORTS CLUB COMPANY, INC.
             RECONCILIATION OF NET CASH USED IN OPERATING ACTIVITIES
                             TO NET LOSS AND EBITDA
                             (Amounts in thousands)
                                   (Unaudited)

                                                              Three-months ended                          Nine-months ended
                                                                  September 30,                            September 30,
                                                                  -------------                            -------------
                                                            2003                2004                 2003                 2004
                                                            ----                ----                 ----                 ----
Net loss.........................................    $        (5,267)    $        (5,149)     $       (13,634)     $       (15,370)
    Net interest expense.........................              3,502               3,656               10,037               11,017
    Income tax provision (benefit)...............                 56                  48                  415                  387
    Depreciation and amortization................              2,992               3,200                8,920                9,539
                                                     ---------------     ---------------      ---------------      ---------------
EBITDA...........................................    $         1,283     $         1,755      $         5,738      $         5,573
    Interest payment.............................             (6,120)             (6,072)             (12,075)             (12,547)
    Changes in working capital items and other ..              3,286               1,486                  728                3,882
                                                     ----------------    -----------------    ---------------      ----------------
Net cash (used in) operating activities..........    $        (1,551)   $         (2,831)    $         (5,609)     $        (3,092)
                                                     =================   =================    ================     ================



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